Exhibit 10.1

SECOND AMENDMENT TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is entered into as of October 21, 2005, among Planar Systems, Inc., an Oregon corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Agent.

RECITALS

A. Borrower, Agent and Lenders are parties to that certain Credit Agreement entered into as of December 16, 2003, as amended by a First Amendment to Credit Agreement entered into as of December 21, 2004 (the “Credit Agreement”).

B. Borrower, Agent and Lenders desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1. Recitals. The Recitals are true.

2. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement.

3. Amendment to Section 6.12(d) of the Credit Agreement. Section 6.12(d) of the Credit Agreement is amended in its entirety to read:

“(d) EBITDA. Maintain on a consolidated basis EBITDA, after any adjustment for certain sales and Permitted Acquisitions, all as provided for in the definition of EBITDA, of not less than $9,000,000 for each period of four fiscal quarters. This covenant shall be calculated at the end of each fiscal quarter.”

4. Amendment to Schedule 2.01 of the Credit Agreement. Schedule 2.01 of the Credit Agreements is replaced in its entirety by Schedule 2.01 attached hereto.

5. Amendment Fee. Borrower shall pay an amendment fee of $10,000 to Agent for the benefit of Lenders upon execution of this Amendment.

6. Release. Borrower hereby releases Agent, Lenders and their officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to the Loans which exist, or but for the passage of time, could be asserted, on the date Borrower signs this Amendment.

7. No Further Amendment, Expenses. Except as expressly modified by this Amendment, the Credit Agreement and other Loan Documents shall remain unmodified in full force and effect and the parties hereto ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent or Lenders in connection with the preparation of this Amendment, any other amendment documents and the closing of the transaction contemplated hereby.

8. Effective Date. The foregoing provisions are effective as of September 30, 2005.

9. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, it being understood that the Agent may rely on a facsimile counterpart signature page hereof for purpose of determining whether a party hereto has executed a counterpart hereof.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

(c) Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:	PLANAR SYSTEMS, INC.

	By:	/s/ Steve Buhaly

Name: Steve Buhaly Title: CFO

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Eric Eidler

Name: Eric Eidler Title: SVP

AGENT:	BANK OF AMERICA, N.A., as Agent

	By:	/s/ Eric Eidler

Name: Eric Eidler Title: SVP

The following Guarantors which have guaranteed the obligations of Borrower to Lenders hereby consent to the foregoing Amendment, and reaffirm the Guaranties.

GUARANTORS:	DOME IMAGING SYSTEMS, INC., a Delaware corporation

	By:	/s/ Steve Buhaly

Its:

PLANAR CHINA, LLC, an Oregon limited liability company

	By:	/s/ Steve Buhaly

Its:

PLANAR TAIWAN, LLC, an Oregon limited liability company

	By:	/s/ Steve Buhaly

Its:

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